Exhibit 10.1.3

Execution Version

NOTICE OF AMENDMENT AND CONFIRMATION OF

INTERCREDITOR AGREEMENT

THIS NOTICE OF AMENDMENT AND CONFIRMATION OF INTERCREDITOR AGREEMENT (this “Agreement”) is entered into as of September 22, 2017 by and between BANK OF AMERICA, N.A., in its capacity as administrative agent and collateral agent for the Revolving Credit Lenders under the Revolving Credit Agreement (“Revolving Credit Collateral Agent”), JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Term Lenders as of the date hereof (in such capacity, the “Term Agent”), U.S. BANK NATIONAL ASSOCIATION, in its capacity as collateral trustee for the Term Secured Parties, the Additional Term Secured Parties, if any, and the Subordinated Lien Secured Parties, if any, in each case, referenced in the Intercreditor Agreement referred to below (including its successors and assigns from time to time, the “Collateral Trustee”) and MRC GLOBAL INC., a Delaware corporation (“MRC Global”) and certain of its subsidiaries.

WHEREAS, MRC Global, MRC Global (US) Inc. (f/k/a McJunkin Red Man Corporation), as borrower (the “Term Borrower”), Bank of America, N.A., as administrative agent (in such capacity, the “Prior Term Agent”), the Collateral Trustee and the lenders from time to time party thereto entered into that certain Term Loan Credit Agreement dated as of November 9, 2012 (as amended, amended and restated or otherwise modified to date, the “Current Term Credit Agreement”).

WHEREAS, MRC Global, certain subsidiaries of MRC Global, Revolving Credit Collateral Agent, and the Collateral Trustee entered into that certain Fourth Amended and Restated Intercreditor Agreement dated as of June 11, 2015 (as amended, supplemented or otherwise modified from time to time through the date hereof, including by this Agreement, the “Intercreditor Agreement”); capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to such terms in the Intercreditor Agreement.

WHEREAS, concurrently herewith, MRC Global, the Term Borrower, certain other subsidiaries of MRC Global, the Prior Term Agent, the Term Agent and the lenders in respect thereof are amending the Current Term Credit Agreement to, among other things (x) extend the maturity date thereof and (y) provide for and reflect the succession of JPMorgan Chase Bank, N.A., as successor administrative agent thereunder to the Prior Term Agent (the Current Term Credit Agreement as so amended and as it may be further amended, restated, supplemented, modified, replaced, increased, restructured, renewed, refunded or refinanced from time to time, the “Restated Term Credit Agreement”).

WHEREAS, concurrently herewith and out of an abundance of caution (despite neither the Discharge of the Revolving Credit Obligations nor the Discharge of Term Priority Lien Obligations having occurred), MRC Global has delivered a New Debt Notice to Collateral Trustee pursuant to Section 5.5 of the Intercreditor Agreement.

WHEREAS, MRC Global has requested that the Collateral Trustee and the other parties hereto enter into this Agreement in order to confirm that (a) the Current Term Credit Agreement has been amended and restated in the form of the Restated Term Credit Agreement, (b) as of the date hereof, the Term Agent has succeeded to all the rights and obligations of the Prior Term

Agent thereunder, under the other Term Documents and under the Intercreditor Agreement and (c) the Collateral Trustee and Term Priority Lien Claimholders retain the rights contemplated by the Intercreditor Agreement following restatement of the Current Term Credit Agreement.

NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    In accordance with Section 5.3(a) of the Intercreditor Agreement, (a) the Term Agent hereby confirms that, as of the date hereof, it shall succeed to all the rights and obligations of the Prior Term Agent under the Intercreditor Agreement and that (b) following entry into the Restated Term Credit Agreement pursuant to the 2017 Refinancing Amendment (as defined in the Restated Term Credit Agreement) (i) the Term Agent shall be bound by the terms of Intercreditor Agreement as the “Term Agent” thereunder and (ii) the Prior Term Agent shall no longer be bound by the terms of the Intercreditor Agreement or otherwise subject to the terms thereof (except with respect to such immunities and related provisions that expressly survive the replacement of the Prior Term Agent thereunder).

2.    From and after the date hereof and for all purposes under the Intercreditor Agreement each reference to (a) “Term Credit Agreement” shall mean the Restated Term Credit Agreement, (b) “Term Lenders” shall mean the “Lenders” under and as defined in the Restated Term Credit Agreement and (c) “Term Agent” shall mean the Term Agent, together with its successors and assigns

3.    Pursuant to Section 5.5 of the Intercreditor Agreement, Revolving Credit Collateral Agent, the Term Agent and Collateral Trustee shall enter into such documents and agreements (including further amendments or supplements to the Intercreditor Agreement) as MRC Global, Revolving Credit Collateral Agent or the Term Agent shall reasonably request in order to provide the Term Agent the rights contemplated by the Intercreditor Agreement, in each case consistent in all respects with the terms of the Intercreditor Agreement.

4.    The Intercreditor Agreement, as confirmed by this Agreement, shall remain in full force and effect. Without limiting the foregoing, the Collateral Trustee’s Liens, for the benefit of the Term Agent, the Lenders (as defined in the Restated Term Credit Agreement) and the other Term Priority Lien Claimholders shall be entitled to the benefits and priorities of Article II of the Intercreditor Agreement.

5.    In accordance with Section 5.3(c) of the Intercreditor Agreement, the Collateral Trustee and the Term Agent each hereby notifies each of the other parties hereto of the amendment and restatement of the Current Term Credit Agreement and certain other “Credit Documents” (as defined in the Restated Term Credit Agreement) pursuant to the 2017 Refinancing Amendment (as defined in the Restated Term Credit Agreement). A copy of such 2017 Refinancing Amendment is enclosed with this Agreement.

6.    The provisions of Article 8 of the Intercreditor Agreement will apply with like effect to this Agreement.

[Signatures Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or representatives as of September 22, 2017.

Revolving Credit Collateral Agent:

BANK OF AMERICA, N.A., as Administrative Agent, Security Trustee and Collateral Agent

By:	/s/ Terrance O. McKinney
Name:	Terrance O. McKinney
Title:	Senior Vice President

Notice Address:
901 Main Street, 11th Floor
TX1-492-11-23
Dallas, Texas 75202
Attn: Terrance O. McKinney
Fax: 214-209-4766

[Signature Page to Notice of Amendment and Confirmation of Intercreditor Agreement]

Term Agent:

JPMORGAN CHASE BANK, N.A., as successor administrative agent under the Restated Term Credit Agreement

By:	/s/ Jennifer Heard
Name:	Jennifer Heard
Title:	Authorized Officer

Notice Address:
Leonida Mischke 10 South Dearborn
Floor L2
Chicago, IL 60603 312-385-7055 phone 844-490-5663 fax
Leonida.g.mischke@jpmorgan.com
JPM.Agency.cri@jpmorgan.com

[Signature Page to Notice of Amendment and Confirmation of Intercreditor Agreement]

Acknowledged and agreed by:

U.S. BANK NATIONAL ASSOCIATION
as Collateral Trustee

By:	/s/ James A. Hanley
Name:	James A. Hanley
Title:	Vice President

[Signature Page to Notice of Amendment and Confirmation of Intercreditor Agreement]

MRC GLOBAL INC.
MRC GLOBAL (US) INC.
GREENBRIER PETROLEUM CORPORATION
MCJUNKIN RED MAN DEVELOPMENT
CORPORATION
MIDWAY – TRISTATE CORPORATION
MILTON OIL & GAS COMPANY
MRC MANAGEMENT COMPANY
RUFFNER REALTY COMPANY
THE SOUTH TEXAS SUPPLY COMPANY, INC.

By:	/s/ Elton R. Bond
Name:	Elton R. Bond
Title:	Senior Vice President and Chief Accounting Officer

MRC SERVICES COMPANY LLC

By:	MRC MANAGEMENT COMPANY, the sole member

	By:	/s/ Elton R. Bond
	Name:	Elton R. Bond
	Title:	Senior Vice President and Chief Accounting Officer

[Signature Page to Notice of Amendment and Confirmation of Intercreditor Agreement]

Attachment 1

2017 Refinancing Amendment

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